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                             Applicants signing in New York must use this form.

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                                                                                 LINCOLN LIFE & ANNUITY
        [Lincoln                CHOICEPLUS ASSURANCE(SM) (C SHARE)                COMPANY OF NEW YORK
Financial Group(R) LOGO]            VARIABLE ANNUITY APPLICATION              HOME OFFICE SYRACUSE, NEW YORK
------------------------------------------------------------------------------------------------------------
All sections must be completed. Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED
BY THE CONTRACT OWNER.

1a   Contract Owner   Maximum age of Contract Owner is 85. If Trust is owner, trust documents are required.


     ___________________________________________________   _________________________________________________
     Name (first, middle initial, last)                    Social Security Number/TIN


     ___________________________________________________   ________________________   |_| Male   |_| Female
     Street address (physical street address required)     Date of birth


     ___________________________________________________   _________________________________________________
     City                        State        ZIP          Home telephone number


     ___________________________________________________   ________________________   Is Trust revocable*
     Trustee name*                                         Date of Trust*             |_| Yes    |_| No

1b   Joint Contract Owner   Maximum age of Joint Contract Owner is 85.


     ___________________________________________________   ________________________________________________
     Name (first, middle initial, last)                    Social Security Number/TIN


     ___________________________________________________   |_| Male  |_| Female  |_| Spouse  |_| Non-Spouse
     Date of birth

2a   Annuitant   (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the
                 Annuitant.) Maximum age of Annuitant is 85.


     ___________________________________________________   _________________________________________________
     Name (first, middle initial, last)                    Social Security Number/TIN


     ___________________________________________________   ________________________   |_| Male   |_| Female
     Street address (physical street address required)     Date of birth


     ___________________________________________________   ________________________________________________
     City                        State        ZIP          Home telephone number


2b   Contingent Annuitant   Maximum age of Contingent Annuitant is 85


     ___________________________________________________   _________________________________________________
     Name (first, middle initial, last)                    Social Security Number/TIN

3    Beneficiary(ies)   Share percentage must equal 100%. State beneficiaries full legal name. List additional beneficiaries in Section 7.


     __________________________________________ ______________________________ _____________ _______ _______%
     Full legal name |_| Primary |_| Contingent Relationship to Contract Owner Date of birth SSN/TIN


     _______________________________________________________________________________________________________
     Beneficiary address (physical street address required)


     __________________________________________ ______________________________ _____________ _______ _______%
     Full legal name |_| Primary |_| Contingent Relationship to Contract Owner Date of birth SSN/TIN


     _______________________________________________________________________________________________________
     Beneficiary address (physical street address required)


     __________________________________________ ______________________________ _____________ _______ _______%
     Full legal name |_| Primary |_| Contingent Relationship to Contract Owner Date of birth SSN/TIN


     _______________________________________________________________________________________________________
     Beneficiary address (physical street address required)

Lincoln Financial Group is the marketing name for Lincoln National Corporation and its affiliates.

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ANF06747NY                                                                                        CPAC-NY 11/07
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4    Type of Contract   (only choose one)

     |_| NONQUALIFIED: (do NOT select plan type)

     |_| TAX-QUALIFIED (must complete plan type)

     PLAN TYPE (CHECK ONE):  |_| Roth IRA  |_| Traditional IRA  |_| SEP   |_| 401(k)*

                             |_| 401(a)*   |_| 457(f) Executive Benefit*  |_| 457(f) Government/Nonprofit*

                             |_| Other _______________________________________________________

     * Additional Qualified Retirement Plan Hold Harmless Agreement Required.

5    Replacement   Must complete this section

     What is the total amount of annuities and all inforce insurance on your life? (please list in the box below.)

     If none, check this box: |_|
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                                                                                  REPLACEMENT    CHECK HERE
                               FACE AMOUNT       POLICY/CONTRACT   ISSUE DATE    OR CHANGE OF      IF 1035
COMPANY                  (LIFE INSURANCE ONLY)        NUMBER       (MM/DD/YY)    POLICY/OWNER     EXCHANGE
----------------------   ---------------------   ---------------   ----------   --------------   ----------
                         $                                                      |_| Yes |_| No       |_|
                         $                                                      |_| Yes |_| No       |_|
                         $                                                      |_| Yes |_| No       |_|
                         $                                                      |_| Yes |_| No       |_|
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6    Additional Remarks
     ______________________________________________________________________________________________________
     ______________________________________________________________________________________________________
     ______________________________________________________________________________________________________

7    Declarations and Signatures

     THE ANNUITY WILL BECOME EFFECTIVE ON THE DATE OF ISSUE. IN THE EVENT THE INITIAL PURCHASE PAYMENT IS
     NOT ACCEPTABLE, THE COMPANY'S LIABILITY IS LIMITED TO THE RETURN OF THE PAYMENT MADE. ANY ANNUITY
     ISSUED UPON THIS APPLICATION SHALL BE CONSIDERED A CONTRACT OF THE STATE IN WHICH THE CONTRACT IS
     DELIVERED AND ITS TERMS SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT STATE.

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the Variable Account, are variable and not guaranteed as to dollar amount.
     I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification)
     number(s) is correct as it appears in this application.
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
     _________________________________   ________________________________________________   _______________
     SIGNATURE OF CONTRACT OWNER         SIGNATURE OF JOINT CONTRACT OWNER (IF APPLICABLE)  DATE


     _________________________________   _________________________________
     Dated at (city and state)           Dated at (city and state)


     ____________________________________________________________________________________   _______________
     SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS TRUST OR CUSTODIAN.)  DATE

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ANF06747NY                                                                                                11/07
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
8    Representative's Signature

     Does the applicant have any existing life insurance policies or annuity contracts?   |_| Yes   |_| No

     Will the proposed contract replace any exisiting annuity or life insurance?          |_| Yes   |_| No

     The represenative hereby certifies he/she witnessed the signature(s) in Section 7 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only Company approved sales materials in conjunction with the sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


     _________________________________________________   __________________________________________________
     Signature of Registered Representative              Registered Representative SS#

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ANF06747NY                                                                                                11/07
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